SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K
                                (Amendment No. 1)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              ---------------------

                         Date of report: August 11, 1999
                        (Date of earliest event reported)



                            SIRCO INTERNATIONAL CORP.
             (Exact name of Registrant as specified in its charter)


                                    New York
                 (State or other jurisdiction of incorporation)


      0-4465                                                     13-2511270
(Commission File No.)                                         (I.R.S. Employer
                                                             Identification No.)

                                 37 North Street
                           Norwalk, Connecticut 06851
               (Address of principal executive offices; zip code)

                                 (203) 750-1000
              (Registrant's telephone number, including area code)


                             24 Richmond Hill Avenue
                           Stamford, Connecticut 06901
          (Former Name or Former Address, if changed Since Last Report)

1. Item 2, "Acquisition or Disposition of Assets' is hereby amended to include the following information.

     In early October 1999, the Board of Directors approved and submitted for the vote of the shareholders at the Annual Meeting of Shareholders an Information Statement on Schedule 14A containing a proposed amendment to the Company's Amended and Restated Certificate of Incorporation to change the name of the Company to "eLEC Communications Corp.'


2.   Item  7,  "Financial  Statements,   Pro  Forma  Financial  Information  and
Exhibits" is hereby amended to include the following:

     (b)  Pro Forma Information

          Sirco International Corp. and Subsidiaries Condensed Consolidated Pro Forma Statement of Operations, Period Ended November 30, 1998.

          The financial statements reflecting the sale and discontinued operations of the wholesale luggage segment for the current fiscal year have been included in the Company's Quarterly Report on Form 10-Q for the nine month period ended August 31, 1999. Such financial statements contain all adjustments related to the discontinued
          operations of the wholesale luggage segment and are incorporated herein by reference.

                   Sirco International Corp. and Subsidiaries
       Unaudited Pro Forma Condensed Consolidated Statements of Operations
                       Fiscal Year Ended November 30, 1998

                                                      Historical       Pro Forma             Pro Forma
                                                        Amounts        Adjustments           As Adjusted
                                                        -------        -----------           -----------
Net sales                                             $17,037,186      ($15,551,903)         $1,485,283
Cost of Goods Sold                                     13,971,644       (13,026,972)            944,672
                                                     ------------         ----------       ------------
Gross Profit                                            3,065,542        (2,524,931)            540,611

Selling, warehouse, general and
  administrative expenses                               6,445,648        (4,743,510)          1,702,138
                                                     ------------         ----------       ------------
Loss from operations                                  (3,380,106)          2,218,579        (1,161,527)

Other (income) expense:
Interest expense                                          514,033          (513,566)                467
Interest income                                          (49,843)                  -           (49,843)
Miscellaneous income, net                               (132,618)            132,349              (269)
Equity in loss of investee                              1,423,300                  -          1,423,300
                                                     ------------         ----------       ------------
                                                        1,754,872            381,217          1,373,655
                                                     ------------         ----------       ------------

(Loss) before provision for income taxes              (5,134,978)          2,599,796        (2,535,182)

(Recovery) of income taxes                              (157,975)            157,975                  -
                                                     ------------         ----------       ------------

Net loss                                             $(4,977,003)         $2,441,821       ($2,535,262)
                                                     ============         ==========       ============

Basic and diluted loss per share                          $(0.96)            $(0.47)            $(0.49)
                                                          =======            =======            =======

Number of common shares used in
Diluted (loss) per share                                5,184,748          5,184,748          5,184,748

See  notes  to  the  unaudited  pro  forma  condensed   consolidated   financial
statements.

(1) Reflects the sales, cost of sales and gross profit relating to the products of the wholesale luggage segment.
(2) Reflects the selling, general and administrative expenses incurred by the wholesale luggage segment.
(3) Reflects the interest on the borrowings for a working capital facility and a term loan relating to the wholesale luggage segment.
(4) Reflects commissions income and rental income generated by the wholesale luggage segment.
(5) Reflects the recovery of income taxes paid in prior years by the operations of the wholesale luggage segment.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:                October 25, 1999

                                            SIRCO INTERNATIONAL CORP.
                                                  (Registrant)


                                            By: /s/ Paul H. Riss
                                              ----------------------------------
                                                    Paul H. Riss
                                                    Chief Executive Officer